UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VELO3D, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Velo3D, Inc., which will be held virtually at www.virtualshareholdermeeting.com/VLD2025 on Monday, June 24, 2025 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. This approach also lowers costs and enables participation from our global community. The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, from our proxy, and annual report to stockholders, each of which has been furnished to you over the Internet or, if you have requested a paper copy of the materials, by mail.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, telephone or, if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

Sincerely,

Arun Jeldi
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MONDAY, JUNE 24, 2025.

The notice of meeting, the proxy statement, form of proxy and annual report to stockholders are available on the internet at the following website: http://ir.Velo3d.com.

VELO3D, INC.

2710 Lakeview Court

Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Monday, June 24, 2025 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time
Place:	Virtually at www.virtualshareholdermeeting.com/VLD2025. There is no physical location for the Annual Meeting.
Items of Business:	1.	Elect two Class I directors of Velo3D, Inc., each to serve a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified.
	2.	Ratify the appointment of Frank, Rimmerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2025.
	3.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date:

April 29, 2025, which we refer to as our Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.

Participation in Annual Meeting:

We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/VLD2025. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders-regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “Important Information About the Annual Meeting” for additional information.

Voting:

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting” beginning on page 4 of the accompanying proxy statement. Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact us through our website at ir.velo3d.com or, if you are a registered holder, our transfer agent, Continental Stock Transfer & Trust Company, through its website at continentalstock.com, by phone at (212) 509-5586, or by e-mail at cstmail@continentalstock.com

This notice of the Annual Meeting, proxy statement, form of proxy and annual report to stockholders are being distributed and made available on or about April 30, 2025.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Nancy Krystal General Counsel and Secretary

Fremont, California
April 30, 2025

VELO3D, INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the year ended December 31, 2024, under the section entitled “Risk Factors” and our other Securities and Exchange Commission, or SEC, filings, which are available on the Investor Relations page of our website at www.ir.velo3d.com and on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement before voting.

Meeting Agenda and Voting Recommendations

PROPOSAL NO. 1			BOARD’S RECOMMENDATION “FOR” this Proposal
ELECTION OF DIRECTORS

We are asking our stockholders to elect two Class I directors for a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our three nominees standing for election. All of the nominees are currently serving as directors. Additional information about our director nominees and their respective qualifications can be found under the section titled “Proposal No. 1 Election of Directors-Nominees to Our Board of Directors”.

Name	Age	Director Since
Adrian Keppler	60	July 2023
Jason Lloyd	57	April 2025

PROPOSAL NO. 2			BOARD’S RECOMMENDATION “FOR” this Proposal
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2025. Information regarding fees paid to Frank, Rimerman + Co. and our former independent registered accounting firm, PricewaterhouseCoopers LLP during 2024 and 2023 can be found under the section titled “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm-Independent Registered Public Accounting Firm Fees and Services.”

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

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Majority of directors are independent (3 out of 5 current directors)
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All committees of the board of directors are composed of independent directors
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Board of directors is focused on enhancing the varied experience of members of the Board and Board refreshment
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Comprehensive risk oversight practices, including cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
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Our nominating and governance committee oversees our programs relating to environmental, social, and corporate governance matters
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Independent directors conduct regular executive sessions
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Directors maintain open communication and strong working relationships among themselves and have regular access to management
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Board of directors has related party transaction standards for any direct or indirect involvement of a director in our business activities

CERTAIN TERMS USED IN THIS PROXY STATEMENT

Unless the context otherwise requires, references in this Proxy Statement to:

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“Legacy Velo3D” means Velo3D, Inc., a Delaware corporation (n/k/a Velo3D US, Inc.), prior to the closing of the Merger;
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“Merger” means the merger contemplated by that certain Business Combination Agreement, dated as of March 22, 2021, by and among JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company, or “JAWS Spitfire,” Legacy Velo3D and Spitfire Merger Sub, Inc., a Delaware corporation, or “Merger Sub,” as amended by Amendment No. 1 to the Business Combination Agreement, dated as of July 20, 2021, or the “Business Combination Agreement,” whereby Merger Sub merged with and into Legacy Velo3D, with Legacy Velo3D surviving the merger as a wholly-owned subsidiary of the Company, on September 29, 2021;
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“Velo3D,” means Velo3D, Inc., a Delaware corporation (f/k/a JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company), and its consolidated subsidiary following the closing of the Merger; and
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“we,” “us,” and “our” or the “Company” refer to Legacy Velo3D prior to the closing of the Merger and to Velo3D following the closing of the Merger.

VELO3D, INC.

2710 Lakeview Court

Fremont, California 94538

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

April 30, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors, or the Board, of Velo3D, Inc. for use at our 2025 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/VLD2025 on Monday, June 24, 2025 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting, or this Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 30, 2025. An annual report for the fiscal year ended December 31, 2024 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.

In this Proxy Statement, we refer to Legacy Velo3D prior to the closing of the Merger and to Velo3D following the closing of the Merger as “we,” “us” and “our” or the “Company.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with U.S. Securities and Exchange Commission, or SEC, rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe furnishing these materials using the Internet makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Annual Meeting

You are receiving this Proxy Statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders-regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact.

Record Date; Quorum

Only holders of record of our common stock at the close of business on April 29, 2025, or the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 210,232,762 shares of common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 185,219,601 shares of common stock at the Annual Meeting, or approximately 88.1% of the voting power of the shares of our common stock outstanding on such date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 2710 Lakeview Court, Fremont, California, 94538. A list of stockholders entitled to vote at the Annual Meeting will also be available for examination on the Internet through the virtual web conference during the Annual Meeting.

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Participating in the Annual Meeting

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Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/VLD2025.
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You may log in to the meeting platform beginning at 12:45 p.m. Pacific Time on June 24, 2025. The meeting will begin promptly at 1:00 p.m. Pacific Time.
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You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/VLD2025.
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Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
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If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/VLD2025, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to our business, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).
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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/VLD2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Voting Rights; Required Vote

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will be obtained if the number of votes cast “FOR” this proposal at the Annual Meeting exceed the number of votes “AGAINST” this proposal.

Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page Reference
Proposal No. 1	The election of the Class I directors named in this Proxy Statement.	FOR all nominees	16
Proposal No. 2	The ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR	20

None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon that are different from or greater than those of any other of our stockholders.

Abstentions; Broker Non-Votes

Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 and Proposal No. 2.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposal presented at the Annual Meeting, Proposal No. 1 is considered non-routine matter and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on this proposal.

Voting Instructions; Voting of Proxies

Vote By Internet	Vote By Telephone or Internet	Vote By Mail

You may vote via the virtual meeting website-any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VLD2025, where stockholders may vote and submit questions during the meeting. The meeting starts at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet-in order to do so, please follow the instructions shown on your proxy card.

You may vote by mail-if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time/11:59 p.m. Eastern Time on June 23, 2025. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

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delivering to our Secretary by mail a written notice stating that the proxy is revoked;
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signing and delivering a proxy bearing a later date;
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voting again by telephone or through the Internet; or
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attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of our company. Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at https://.ir.velo3d.com, by clicking “Governance Documents” in the “Governance” section of our website. Our nominating and governance committee reviews the Corporate Governance Guidelines annually, and changes are recommended to our Board as warranted.

Independence of Directors

Although we are not currently listed on a national exchange, we require that a majority of the members of our Board be independent. We have elected to assess the independence of our directors under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Under the rules of the Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board, that person does not have a material relationship with the company, either directly or as an officer, partner or stockholder of the company, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition, our audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other committee of the Board: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors. In its most recent review, our Board determined that Adrian Keppler, Stefan Krause, and Jason Lloyd, representing three of our five directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our Board has also determined that all members of our audit committee, compensation committee and nominating and governance committee satisfy the relevant independence requirements. During 2024, Carl Bass, Benny Buller, Michael Idelchik, Bradley Kreger, Ellen Smith, Gabrielle Toledano, and Matthew Walters also served on our Board, each of whom, with the exceptions of Mr. Buller and Mr. Kreger, was also independent during the time he or she served.

Board of Directors and Committee Self-Evaluations

Throughout the year, our Board discusses corporate governance practices with management and third-party advisors to ensure that the Board and its committees follow practices that are optimal for us and our stockholders. Based on an evaluation process recommended by our nominating and governance committee pursuant to the committee’s authority set forth in its charter, the Board conducts an annual self-evaluation in order to determine whether the Board and its committees are functioning effectively.

Board of Directors Leadership Structure

The nominating and governance committee periodically considers the leadership structure of our Board and makes such recommendations to our Board with respect thereto as appropriate. When the positions of Chairman and Chief Executive Officer are held by the same person, our Board may, by a majority vote of our independent directors, designate a “lead independent director.” In cases in which the Chairman and Chief Executive Officer are the same person, the Chairman schedules and sets the agenda for meetings of our Board in consultation with the lead independent director, and the Chairman, or if the Chairman is not present, the lead independent director, chairs such meetings.

Our Board believes that it should maintain flexibility to select the Chairman of our Board and adjust our Board leadership structure from time to time. Currently, Arun Jeldi is the Chairman of our Board and our Chief Executive Officer. Our Board believes that Mr. Jeldi’s significant executive experience in additive manufacturing and in providing design and manufacturing services to the aerospace and defense industries make him well-qualified to serve as the Chairman of our Board. Our board appointed Dr. Keppler as our lead independent director.

Our Board believes that its independence and oversight of management is currently maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

Committees of Our Board of Directors

Our Board has established an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each committee are described below.

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE
Arun Jeldi
Adrian Keppler	X	X	X
Stefan Krause	CHAIR
Jason Lloyd	X	X	X
Kenneth Thieneman

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Velo3D, Inc., 2710 Lakeview Court, Fremont, California 94538, Attn: Nancy Krystal or in the “Investor Relations” section of our website, which is located at https://.ir.velo3d.com, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our Board.

Audit Committee

Our audit committee is composed of Mr. Krause, who is the chair of our audit committee, Mr. Lloyd and Dr. Keppler. Each member of our audit committee is independent under Nasdaq and SEC rules and regulations. Our Board has also determined that Mr. Krause is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, or Regulation S-K, promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our Board. We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:

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selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;

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ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm, and overseeing the rotation of the independent registered public accounting firm’s audit partners;
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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
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establishing procedures for employees to anonymously submit concerns about accounting, audit or other matters;
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considering the adequacy of internal controls and the design, implementation, and performance of the internal audit function;
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reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
•
pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is composed of Dr. Keppler and Mr. Lloyd. Each member of our compensation committee is considered independent under Nasdaq and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:

•
reviewing and approving, or recommending that the Board approve, the compensation, including the terms of any compensatory agreements, of our Chief Executive Officer and our other executive officers;
•
reviewing and recommending to the Board the compensation of its directors;
•
administering our stock and equity incentive plans;
•
reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans;
•
establishing our overall compensation philosophy; and
•
such other functions as are required to comply with Nasdaq listing rules.

Nominating and Governance Committee

Our nominating and governance committee is composed of Dr. Keppler and Mr. Lloyd. Each member of our nominating and governance committee is considered independent under Nasdaq and SEC rules and regulations. We have adopted a nominating and governance committee charter which outlines the principal functions of the nominating and governance committee, which include:

•
identifying and recommending candidates for membership on the Board;
•
recommending directors to serve on board committees;
•
oversight of our environmental, social and governance initiatives;

•
reviewing and recommending to the Board any changes to our corporate governance principles;
•
reviewing proposed waivers of the code of conduct for directors and executive officers;
•
overseeing the process of evaluating the performance of the Board; and
•
advising the Board on corporate governance matters.

Our Board of Directors’ Role in Risk Oversight

Our Board, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our Board and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk, and tax), human capital, legal, regulatory, cybersecurity and data privacy and reputational risks. Our Board reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

Each committee of the Board meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach. The audit committee reviews (i) our major financial risks and enterprise exposures and the steps management has taken to monitor or mitigate such risks and exposures, including our risk assessment and risk management policies, as well as cybersecurity and data privacy risks and risk exposures in other areas, as the audit committee deems appropriate from time to time; (ii) our programs for promoting and monitoring compliance with applicable legal and regulatory requirements, as well as major legal regulatory compliance risk exposures and the steps management has taken to monitor or mitigate such exposures; and (iii) the status of any significant legal and regulatory matters and any material reports or inquiries received from regulators or government agencies that reasonably could be expected to have a significant impact on our financial statements. The compensation committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. The nominating and governance committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, reviews the independence of our Board, and reviews and discusses our Board’s leadership structure and role in risk oversight.

Insider Trading Policy

We have adopted an Insider Trading Policy that applies to all of our employees, contractors, consultants, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Recovery Policy

We have adopted a Compensation Recovery Policy. The Compensation Recovery Policy requires us to recover certain incentive-based compensation paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The policy applies to incentive-based compensation that is received (as defined in the applicable rule) after the effective date of the applicable listing standards. Per applicable requirements, the policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Board of Directors and Committee Meetings and Attendance

Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2024, our Board met 4 times for regular meetings, 50 times for special meetings and acted by unanimous written consent nine times; the audit committee met three times and acted by unanimous written consent three times; the compensation committee met two times and acted by unanimous written consent eight times; and the nominating and governance committee did not meet in 2024 and did not act by unanimous written consent. During 2024, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served that were held during the period in which such director served.

Board of Directors Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Nine out of nine directors attended our 2024 Annual Meeting of Stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our Chairman or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.

All communications are reviewed by the Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Velo3D, Inc.

c/o Nancy Krystal

2710 Lakeview Court

Fremont, California 94538

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board, officers, and employees, and we expect our agents, representatives, consultants and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our website, which is located at https://.ir.velo3d.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

Human Capital Resources

We have a strong team of employees who contribute to our success. As of December 31, 2024, we had 105 full-time employees, the majority of them based at our headquarters. We rely on consultants and outside contractors in roles and responsibilities that include engineering, operations and finance. To date, we have not experienced any work stoppages and consider our relationship with our employees to be in good standing. None of our employees are subject to a collective bargaining agreement or are represented by a labor union.

Our Board oversees matters relating to managing our human capital resources. Our human capital resources objectives include identifying, recruiting, and hiring qualified talent. We then focus on training, developing, and retaining talent, while ensuring fair compensation and incentives for global employees. We focus heavily on ensuring compliance and workplace safety. We review our compensation and benefit policies and programs regularly through industry benchmarks. We believe we offer competitive benefits and total compensation packages, of which the principal purposes are to attract, retain and motivate our employees.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and governance committee in accordance with the committee’s charter, our certificate of incorporation, as amended, or Certificate of Incorporation, and our amended and restated bylaws, or Bylaws, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating and governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. While there are no formal procedures for stockholders to submit director candidate recommendations, the nominating and governance committee will consider candidates recommended in writing by stockholders entitled to vote in the election of directors. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations should be submitted to the attention of the Company’s Secretary at the Company’s principal office located at Velo3D, Inc., 2710 Lakeview Court, Fremont, California 94538. Any director candidate recommended by a stockholder will be reviewed and considered by the committee in the same manner as all other director candidates based on the qualifications described in this proxy statement. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Additional Information-Stockholder Proposals to Be Presented at Next Annual Meeting.”

Director Qualifications

With the goal of developing an experienced and highly qualified Board, the nominating and governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements and the provisions of our Certificate of Incorporation, Bylaws and charters of the committees of our Board. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. Through the nomination process, the nominating and governance committee seeks to promote membership to the Board that reflects a mix of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board’s overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2026 and 2027, respectively. At the recommendation of our nominating and governance committee, our Board proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Mr. Lloyd was appointed to the Board on April 24, 2025. He was recommended for appointment to the Board by Arun Jeldi. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Occupation	Director Since
Adrian Keppler(1)	60	Chief Executive Officer of AM Scalation	July 2023
Jason Lloyd(2)	57	Vice President of Maritime Engineering and Design of TotalTek	April 2025

(1)
Member of the audit committee, compensation committee, and nominating and governance committee
(2)
Member of the audit committee and nomination and governance committee

Jason Lloyd is the vice president of Maritime Engineering and Design of TotalTek since assuming the position in August 2024. He previously served as the chief engineer at Naval Sea Systems Command from May 2020 to June 2024. Prior to this tour, Lloyd held multiple positions at Newport News Shipbuilding, including commanding officer of supervisor of shipbuilding from 2017-2020 and as the first reactor officer on USS Gerald R. Ford from 2013 to 2016. Rear Admiral (ret) Lloyd holds a Master of Science in Mechanical Engineering from the Naval Postgraduate School and a Bachelor of Science degree in Mechanical Engineering from Florida State University. We believe Mr. Lloyd is qualified to serve on our Board due to his experience in maritime engineering and design and as a proven leader in the United States Navy.

Kenneth Thieneman is the founder and chief executive officer of Thieneman Construction, Inc., a self-performing environmental general contractor specializing in water and wastewater treatment projects, from April 1999 to present. He held multiple positions at Bowen Engineering, a nationwide industrial water and CCR construction expert, including serving as the vice president from 1997 to 1999. Mr. Thieneman also is the co-inventor of Algaewheel, the world’s most commercially advanced algal wastewater treatment technology with patents in twenty countries, and he serves as the vice president operations since 2005. Prior to this, he established Thieneman Homes in 2000 and Thieneman Properties, LLC in 2007. Mr. Thieneman holds a Bachelor of Science degree in engineering and management from Purdue University. We believe Mr. Thieneman is qualified to serve on our Board due to his significant experience in the continued growth and success of companies and management.

Continuing Directors

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Occupation	Director Since
Class II Directors:
Stefan Krause(1)	62	Corporate Executive and Entrepreneur	September 2021
Kenneth Thieneman	59	Founder, President and Chief Executive Officer of Thieneman Construction, Inc.	April 2025
Class III Directors:
Arun Jeldi	44	Chief Executive Officer of the Company; Business Executive	December 2024

(1)
Chair of the audit committee

Arun Jeldi has served as the Chairman of the Board since April 2025. Mr. Jeldi was appointed as our Chief Executive Officer and to our Board on December 24, 2024. Mr. Jeldi has served as the Chief Executive Officer and President of several companies over the past five years. Since October 2019, he has served as the Chief Executive Officer and President of Indiana Healthcare Solutions LLC, DBA Ink Staffing, a national healthcare staffing agency. Since December 2020, he has served as Chief Executive Officer and President of Lite Magnesium Products Inc., which designs and manufactures magnesium-based products and components for the aerospace, automotive and other industries. Since June 2023, he has served as Chief Executive Officer and President of Crown Magnesium Inc., which extracts pure magnesium from ore materials. In addition, since June 2023, Mr. Jeldi has served as Chief Executive Officer and President of Arrayed Additive, Inc., which is engaged in magnesium and aluminum lightweight alloy additive manufacturing (3D printing) for the aerospace and defense industries. We believe Mr. Jeldi’s significant executive experience in additive manufacturing and in providing design and manufacturing services to the aerospace and defense industries makes him well-qualified to serve as Chief Executive Officer and as a member of the Board.

Adrian Keppler is the chief executive officer of AM Scalation, an additive manufacturing consulting company, which he founded in April 2021. He previously held multiple positions at EOS GmbH, or EOS, a global provider of 3D printing solutions, including serving as managing director from October 2019 to March 2021, chief executive officer from May 2017 to September 2019 and chief marketing officer from October 2012 to April 2017. Prior to EOS, he held different management positions within Siemens AG, a global manufacturing and technology company headquartered in Munich. Dr. Keppler currently serves on the advisory boards of Incus GmBH, a 3D printer manufacturer, AM-Flow, a provider of end-to-end automation for 3D-printing factories, and Roboze, an industrial 3D printer manufacturer. He also serves as an industry advisor to PartsCloud GmBH, a provider of cloud-based logistics for spare parts, and as a member of the board of directors of Sun Metalon, Inc., a metal 3D printing manufacturer. Dr. Keppler holds a PhD in Geotechnical Engineering from Ludwig Maximilians University of Munich and a degree in in Business Administration from the University of Zurich. We believe Dr. Keppler is qualified to serve on our Board due to his experience in additive manufacturing as a former chief executive officer.

Stefan Krause served as a member of Legacy Velo3D’s Board from February 2021 until September 2021 prior to the consummation of the Merger. He was the founder and Chief Executive Officer and Chairman of Canoo, an electric car company, from December 2017 to May 2020. He has served on two DAX Company Management Boards from May 2002 until December 2015. He served as Chief Financial Officer of Deutsche Bank AG and had held positions of increasing seniority at BMW AG, an automotive company, that began in 1987, where he eventually served as the company’s Chief Financial Officer. Mr. Krause has served on may boards of public companies in Europe and the U.S. Mr. Krause holds an M.B.A. in Business Administration and Management from the Julius Maximilians University of Würzburg. We believe that Mr. Krause is qualified to serve our Board due to his extensive strategic leadership experience, his significant public company experience and expertise in finance and accounting.

There are no family relationships among our directors and executive officers.

Non-Employee Director Compensation

The Board has adopted the following compensation program for our non-employee directors:

Our non-employee directors receive an annual cash retainer of $50,000, payable monthly, and an annual grant of restricted stock units, or RSUs, with an aggregate grant-date value of $200,000, or the Grant Date Value. A non-employee director’s annual RSU award is granted on the date of each annual meeting of our stockholders and vests in equal quarterly installments, provided such director continues to serve as a director through each vesting date. In addition, new non-employee directors receive an initial RSU award after joining the the Board, with a Grant Date Value that is prorated for the period from the grant date to the next annual meeting of stockholders, which vests on the first anniversary of the grant date, provided such director continues to serve as a director through the vesting date.

Members of our audit committee receive an additional annual cash retainer of $10,000, and the Chairman of our audit committee receives an additional cash retainer of $10,500 (in lieu of the annual retainer for membership on the audit committee). Members of our compensation committee receive an additional annual cash retainer of $6,000. Members of our nominating and governance committee receive an additional annual cash retainer of $5,000.

Director Compensation for 2024

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards ($) (1)	Option Awards ($)	Total ($)
Carl Bass	$38,666.68	$95,522.57	$0.00	$134,189.25
Benny Buller	$50,000.04	$31,589.98	$0.00	$81,590.02
Michael Idelchik	$60,999.96	$28,460.00	$0.00	$89,459.96
Adrian Keppler	$54,999.96	$28,460.00	$0.00	$83,459.96
Stefan Krause	$60,500.04	$28,460.00	$0.00	$88,960.04
Ellen Smith	$20,000.00	$63,148.47	$0.00	$83,148.47
Gabrielle Toledano	$59,000.04	$28,460.00	$0.00	$87,460.04
Matthew Walters	$65,000.04	$28,460.00	$0.00	$93,460.04
Darryl Porter	$160,000.00	$0.00	$0.00	$160,000.00

(1)
The amounts reported in this column represent the aggregate grant date fair value of the RSUs granted to our directors during the year ended December 31, 2024 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. As of December 31, 2025, our non-employee directors held the following outstanding option awards and unvested RSU awards:

Name	Stock Awards	Option Awards
Carl Bass	2,846	17,136
Benny Buller	2,846	141,843
Michael Idelchik	2,846	—
Adrian Keppler	2,846	—
Stefan Krause	2,846	14,093
Ellen Smith	2,846	—
Gabrielle Toledano	2,846	—
Matthew Walters	2,846	—
Darryl Porter	—	—

OUR BOARD RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS I DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Our audit committee has selected Frank, Rimerman + Co. LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025, and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Frank, Rimerman + Co. LLP is not ratified by our stockholders, the audit committee will review its future selection of Frank, Rimerman + Co. LLP as our independent registered public accounting firm.

Frank, Rimerman + Co. LLP and PricewaterhouseCoopers LLP audited our financial statements for the years ended December 31, 2024 and 2023, respectively. Representatives of Frank, Rimerman+Co LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

PricewaterhouseCoopers LLP served as our independent registered public accounting firm since 2021 to November 2024 and served as Legacy Velo3D’s independent registered public accounting firm prior to the Merger. Frank, Rimerman+Co. LLP was appointed by our audit committee on December 21, 2024.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Frank Rimerman + Co. LLP will periodically rotate the individuals who are responsible for our audit.

Fees for services provided by PricewaterhouseCoopers LLP during the year ended December 31, 2023 and fees for services provided by PricewaterhouseCoopers LLP and Frank Rimerman + Co. LLP for the year ended December 31, 2024 were as follows:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024
Fees Billed to the Company
Audit fees(1)	$1,840,000	$1,061,417
Audit-related fees	—	—
Tax fees	—	—
Other fees(2)	2,000	2,000
Total fees	$1,842,000	$1,063,417

(1)
“Audit fees” consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents and comfort letters in connection with the filing of registration statements and related amendments, as well as other filings.
(2)
“Other fees” consisted of PricewaterhouseCoopers LLP technical accounting research and disclosure checklist tools.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

Change In Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 27, 2024, on November 22, 2024, we notified PricewaterhouseCoopers LLP that it was being dismissed as our independent registered public accounting firm effective immediately. The decision to dismiss PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was at the direction of, and approved by, the audit committee.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2024 contained an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern as a result of recurring losses.

During the two fiscal years ended December 31, 2023 and the subsequent interim period through November 22, 2024, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act or Regulation S-K, and the related instructions thereto, with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in the Company’s internal control over financial reporting identified by management. These material weaknesses identified were as follows:

●

The Company did not design and maintain an effective control environment commensurate with its financial reporting requirements. Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate degree of internal controls and accounting knowledge, experience, and training commensurate with its accounting and financial reporting requirements. Additionally, the lack of a sufficient complement of personnel resulted in an inability to consistently establish appropriate authorities and responsibilities in pursuit of its financial reporting objectives, as demonstrated by, among other things, insufficient segregation of duties in its finance and accounting functions. This material weakness contributed to the following additional material weaknesses.

●

The Company did not design and maintain effective controls over the segregation of duties related to journal entries and account reconciliations. Specifically, certain personnel have the ability to both (i) create and post journal entries within its general ledger system and (ii) prepare and review account reconciliations.

●

The Company did not design and maintain effective controls over the accounting and disclosure for debt and equity instruments. Specifically, the Company did not design and maintain effective controls over the accounting for the issuance and extinguishment of convertible note arrangements, warrants and common stock.

●

The Company did not design and maintain effective controls over the accounting for inventory and related accounts. Specifically, the Company did not design and maintain effective controls over verifying the existence of inventory, the accuracy of purchases, manufacturing costs, and write-offs and the financial statement presentation of inventory and related accounts.

●

The Company did not design and maintain effective controls over the accounting for contract assets and liabilities. Specifically, the Company did not design and maintain effective controls over the accuracy and the financial statement presentation of contract assets and liabilities, including variable consideration.

●

The Company did not design and maintain effective controls over financial statement preparation, presentation and disclosure commensurate with its financial reporting requirements. Specifically, the Company did not design and maintain effective controls over the appropriate classification and presentation of accounts and disclosures in the consolidated financial statements.

●

The Company did not design and maintain effective controls over certain information technology (“IT”) general controls for information systems that are relevant to the preparation of its consolidated financial statements. Specifically, the Company did not design and maintain effective:

•
user access controls to ensure appropriate segregation of duties and that adequately restrict user and privileged access to financial applications, programs, and data to appropriate company personnel; and
•
program change management controls to ensure that information technology program and data changes affecting certain financial IT applications and underlying accounting records are identified, tested, authorized and implemented appropriately.

We provided PricewaterhouseCoopers LLP with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from PricewaterhouseCoopers LLP addressed to the SEC stating that it agreed with the above statements. This letter was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on November 27, 2024.

On December 21, 2024, the audit committee approved the appointment of Frank, Rimerman+Co as our new independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through December 21, 2024, neither we nor anyone acting on our behalf consulted with Frank, Rimerman+Co regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRANK, RIMERMAN + CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed,” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The audit committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Frank, Rimerman + Co. LLP, our independent registered public accounting firm since December 21, 2024, and PricewaterhouseCoopers LLP, our independent registered public accounting firm for 2023 and until November 22, 2024, were responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with management, Frank, Rimerman + Co. LLP our audited consolidated financial statements for the year ended December 31, 2024. Our audit committee has also discussed with Frank, Rimerman + Co. LLP and PricewaterhouseCoopers LLP the matters required to be discussed by the Public Company Accounting Oversight Board (United States), including Auditing Standard No. 1301 regarding “Communications with Audit Committees.”

Our audit committee has received and reviewed the written disclosures and the letter from Frank, Rimerman + Co. LLP and PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Frank, Rimerman + Co. LLP and PricewaterhouseCoopers LLP their independence.

Based on the review and discussions described above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the U.S. Securities and Exchange Commission.

Members of the Audit Committee

Stefan Krause, Chair

Adrian Keppler

Michael Idelchik

EXECUTIVE OFFICERS

As of April 30, 2025, the names of our executive officers, their ages and their positions are shown below.

Name	Age	Position
Executive Officers:
Arun Jeldi	44	Chief Executive Officer
Bradley Kreger	50	Chief Operating Officer
Hull Xu	51	Chief Financial Officer

Our Board chooses executive officers, who then serve at the discretion of our Board. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

Arun Jeldi - Chief Executive Officer and Director

For information on Mr. Jeldi’s biography, please see “Proposal No. 1 Election of Directors-Continuing Directors.”

Hull Xu - Chief Financial Officer

Mr. Xu was appointed as our Chief Financial Officer and principal financial officer on April 24, 2024. Prior to joining the Company, Mr. Xu served as Chief Financial Officer at Cepton, Inc., a provider of lidar-based solutions for automotive and other applications, or Cepton, from April 2022 to January 2024, and VP of Finance and Strategy at Cepton Technologies, Inc., Cepton’s predecessor, from January 2021 to April 2022. Prior to Cepton, Mr. Xu served as a director at RBC Capital Markets, LLC from November 2015 to January 2021. Mr. Xu holds an M.B.A. from the Haas School of Business at the University of California, Berkeley, an M.S. in Electrical Engineering from Stanford University and a B.S. in Electrical Engineering from the University of California, Davis.

Bradley Kreger- Chief Operating Officer

Mr. Kreger was appointed as our Chief Operating Officer on December 24, 2024 and served as a member of our Board from January 2024 to April 2025. He was our Interim Chief Executive Officer from December 2023 to June 2024 and our Chief Executive Officer from June 2024 to December 2024. He also served as Executive Vice President of Operations from December 2022 to December 2023. Prior to joining us, he served as Senior Vice President, Global Operations at Fluidigm Corporation (now known as Standard BioTools Inc.), a manufacturing company for biological research equipment, from April 2018 to October 2022, and as Senior Director, Operations, Clinical Sequencing Division at Thermo Fisher Scientific, a supplier of laboratory and scientific products and services, from December 2016 to March 2018, and from October 2013 to December 2016, Vice President, Reagent Manufacturing at Affymetrix Incorporated, a manufacturing company for biological research equipment. Mr. Kreger holds a B.S. in Biotechnology and Business from Charter Oak State College and an M.S. in Management and Leadership and an M.B.A. from Western Governors University. We believe Mr. Kreger is qualified to serve on the Board because of his broad operational and managerial experience at public manufacturing companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, by:

•
each of our named executive officers;
•
each of our directors or director nominees;
•
all of our directors and executive officers as a group; and
•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 210,232,762 shares of common stock outstanding as of March 31, 2025. Shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2025 or RSUs that may vest and settle within 60 days of March 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, warrants or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Velo3D, Inc., 2710 Lakeview Court, Fremont, California, 94538.

Beneficial Ownership Table

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Entities and persons affiliated with Arrayed Notes Acquisition Corp.(1)	185,151,333	88.1%
Directors and Named Executive Officers:
Arun Jeldi(1)	185,151,333	88.1%
Hull Xu(2)	13,744	*
Bradley Kreger(3)	20,110	*
Adrian Keppler(4)	5,997	*
Stefan Krause(5)	22,505	*
Jason Lloyd(6)	*	*
Kenneth Thienaman(7)	*	*
Bernard Chung(8)	5,912	*
Directors and executive officers as a group (7 individuals)(9)	185,219,601	88.1%

* Less than one percent.

(1)
As reported in a statement on Schedule 13D filed with the SEC on January 2, 2025 by Arrayed Notes Acquisition Corp (“Holder”), Arrayed Additive, Inc. (“Arrayed”) and Arun Jeldi. Mr. Jeldi is our Chief Executive Officer and a member of our Board. The Holder is the record owner of the shares. As the sole equity holder of Holder, Arrayed may be deemed to beneficially own the shares. Mr. Jeldi is the Chief Executive Officer and sole equity holder of Arrayed, and therefore, Mr. Jeldi may be deemed to beneficially own the shares. The address for these persons is c/o Arrayed Additive, Inc., 6119 Guin Road, Indianapolis, IN 47254.
(2)
Consists of (i) 7,142 RSUs that may vest and settle within 60 days of March 31, 2025.
(3)
Consists of (i) 17,387 shares of our common stock held directly by Mr. Kreger; and (ii) 2,723 RSUs that may vest and settle within 60 days March 31, 2025.
(4)
Consists of 5,997 shares of our common stock held directly by Mr. Keppler.
(5)
Consists of (i) 8,412 shares of our common stock held directly by Mr. Krause; and (ii) 14,093 stock options exercisable within 60 days of March 31, 2025.
(6)
Appointed to the Board on April 24, 2025 and does not hold any shares or our common stock or RSUs.
(7)
Appointed to the Board on April 24, 2025 and does not hold any shares of our common stock or RSUs.
(8)
Based solely on information contained in a Form 4 filing made by Mr. Chung with the SEC on February 22, 2024, consists of 5,912 shares of our common stock held directly by Mr. Chung. Mr. Chung resigned as our Acting Chief Financial Officer on April 24, 2024.
(9)
Consists of (i) 185,151,333 shares of our common stock held by our directors and executive officers; (ii) 14,093 stock options exercisable within 60 days of March 31, 2025; and (iii) 9,865 RSUs that may vest and settle within 60 days of March 31, 2025.

EXECUTIVE COMPENSATION

This section discusses the material components of our executive compensation program for our named executive officers for 2024. Our named executive officers for fiscal 2024 are:

•
Arun Jeldi, our Chief Executive Officer;
•
Bradley Kreger our Chief Operating Officer, former Interim Chief Executive Officer and former Chief Executive Officer;
•
Hull Xu, our Chief Financial Officer; and
•
Bernard Chung, our former acting Chief Financial Officer.

Summary Compensation Table for 2024

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the years ended December 31, 2024 and 2023, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation ($)(3)	Total ($)
Arun Jeldi (4)	2024	3,220	-	-	-	-	137	3,356.29
Chief Executive Officer	2023	-	-	-	-	-	-	—
Bradley Kreger (5)	2024	443,693	-	-	-	-	11,320	455,013.20
Chief Operating Officer	2023	358,514	-	2,351,081	-	-	12,081	2,721,676
Hull Xu (6)	2024	268,207	-	244,568	-	-	8,366	521,141.12
Chief Financial Officer	2023	-	-		-	-	-	—
Bernard Chung (7)	2024	156,859	-	-	-	-	4,006	160,865.46
Former Acting Chief Financial Officer	2023	234,240	-	653,404	-	-	11,370	899,014

(1)
Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2024 in accordance with FASB Accounting Standards Codification Topic 718. Such grant date fair market value does not take into account any estimated forfeitures related to service-vesting conditions.
(2)
The amounts reported in the column represent incentive cash bonuses earned pursuant to our 2022 Key Employee Incentive Plan.
(3)
The amounts reported in this column represent our matching contributions made on behalf of our named executive officers under our 401(k) plan and cell phone allowances.
(4)
Mr. Jeldi was appointed Chief Executive Officer on December 24, 2024.
(5)
Mr. Kreger was our Interim Chief Executive Officer from December 18, 2023 to June 17, 2024 when he was appointed Chief Executive Officer. He was appointed Chief Operating Officer on December 24, 2024.
(6)
Mr. Xu was appointed Chief Financial Officer as of April 22, 2024.
(7)
Mr. Chung resigned as our Acting Chief Financial Officer on April 24, 2024.

Equity Compensation

We grant annual equity awards to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service. Each of our named executive officers currently holds outstanding options and RSUs that were granted under the 2021 Equity Incentive Plan ("EIP"), as set forth in the table below titled “2024 Outstanding Equity Awards at Fiscal Year-End.” The outstanding options generally vest over a three- or four-year period, with 25% of each award vesting on the first anniversary of the grant date and the remaining 75% vesting either 1/36 or 1/48 each month thereafter. The outstanding RSUs generally vest over a four-year period, with 25% of each award vesting on the first anniversary of the grant date and the remaining 75% vesting 1/12 quarterly thereafter.

In addition, during 2024, our compensation committee approved a number of equity-based incentive programs for 2024, including a quarterly performance-based bonus program, a program for quarterly performance-based merit and promotion grants in lieu of broad-based salary increases, and an equity-based retention program. RSUs granted pursuant to these programs have different vesting schedules, which are reflected in the table below titled “2024 Outstanding Equity Awards at Fiscal Year-End.”

Timing of Stock Option Grants

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions or other non-routine grants is tied to the event giving rise to the award, such as the executive officer's commencement of employment or promotion effective date. As a result, the timing of grants of equity awards, including stock options, occurs independently of the release of any material nonpublic information. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No stock options were issued to executive officers in 2024 during any period beginning four business days after the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Non-Equity Incentive Plan Compensation

Historically, our Board believed that a meaningful portion of the target total cash compensation for our employees, including our executive officers, should have been in the form of an annual cash incentive opportunity under our non-equity incentive plan, which was intended to motivate our employees to achieve the annual financial and operational performance objectives set by the Board that were consistent with and support our annual operating plan.

For 2024 bonuses, as described above, employees were eligible to receive a hybrid bonus consisting of equity-based and cash-based bonus award in lieu of the historical cash-based bonus program. Both exempt and non-exempt employees were eligible to participate in the equity-based bonus program. The 2024 bonus was based upon achievement of company milestones and individual factors.

For 2023 bonuses, as described above, employees were eligible to receive an equity-based bonus award in lieu of the historical cash-based bonus program. Both exempt and non-exempt employees were eligible to participate in the equity-based bonus program. The corporate performance components and performance goals were removed with the 2023 equity-based bonus awards vesting quarterly throughout the 2023 year.

2024 Outstanding Equity Awards at Fiscal Year-End

The following table presents, for each of our named executive officers, information regarding outstanding stock options and shares of restricted stock as of December 31, 2024.

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options				Number of Shares of Stock	Market Value of Shares of Stock
Name	Grant Date	Exercisable (#)(1)	Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	That have not Vested	that have not Vested
Arun Jeldi	—	—	—	—	—	—	—
Bradley Kreger	1/19/2023(2)	—	—	—	—	7,506	$2,252
	11/1/2023(3)	—	—	—	—	17,268	$5,180
Hull Xu	4/24/2024(4)	—	—	—	—	28,571	$8,571
Bernard Chung(5)	—	—	—	—	—	—	—

(1)
All of the outstanding equity awards were granted under the 2021 EIP, unless otherwise indicated.
(2)
The stock award vests as to 1/4th of the total grant on February 15, 2024, and thereafter 1/16th of the total grant vests quarterly until such time as the stock award is 100% vested.
(3)
The stock award vests as to 1/4th of the total grant on November 15, 2024, and thereafter 1/16th of the total grant vests quarterly until such time as the stock award is 100% vested.
(4)
The stock award vests as to 1/4th of the total grant on May 15, 2025, and thereafter 1/16th of the total grant vests quarterly until such time as the stock award is 100% vested.
(5)
Based solely on information contained in a Form 4 filing made by Mr. Chung with the SEC on February 22, 2024, consists of 5,912 shares of our common stock held directly by Mr. Chung. Mr. Chung resigned as our Acting Chief Financial Officer on April 24, 2024.

Offer Letters

We have entered into offer letters with two of our named executive officers that provide for at-will employment and include each named executive officer’s base salary, a discretionary incentive bonus opportunity and standard employee benefit plan participation.

Arun Jeldi

Mr. Jeldi’s offer letter, dated January 8, 2025 provides for an annual base salary of $425,000, subject to periodic review, and an incentive annual bonus of up to $340,000 based on the achievement of performance objectives determined by the Board.

Hull Xu

Mr. Xu’s offer letter, dated April 19, 2024, provides for an annual base salary of $380,000, subject to periodic review, and a 70% annualized bonus target and a grant of 1,000,000 RSUs under the Company's 2021 Equity Incentive Plan.

Limitations on Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our directors to the fullest extent permitted by the DGCL, and our Bylaws provide that we will indemnify our officers and directors to the fullest extent permitted by such law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director or officer of our company or any of our subsidiaries or was serving at our request in an official capacity for another entity. We must indemnify our officers and directors against all reasonable fees, expenses, charges and other costs of any type or nature whatsoever, including any and all expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing to defend, be a witness or participate in any completed, actual, pending or threatened action, suit, claim or proceeding, whether civil, criminal, administrative or investigative, or establishing or enforcing a right to indemnification under the indemnification agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding securities (#)	Weighted- average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	476,742	$25.38	196,213
Equity compensation plans not approved by security holders	—	—	—
Total	476,742	$25.38	196,213

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)
Includes (i) the 2021 EIP, and (ii) the 2021 Employee Stock Purchase Plan ('ESPP').
(3)
Includes 476,742 shares subject to outstanding awards granted under the 2021 EIP, of which 270,529 shares were subject to outstanding options and 196,213 shares were subject to outstanding RSU awards.
(4)
As of December 31, 2024, there were 1,242,622 shares of common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under the 2021 EIP increased automatically by 9,745,471 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2025 through 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board. As of December 31, 2024, there were 284,367 shares of common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under the 2021 ESPP increased automatically by 1,949,904 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2025 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1-Election of Directors-Director Compensation,” respectively, since January 1, 2024, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our respective directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent not prohibited by DGCL. Subject to very limited exceptions, our Bylaws will also require us to advance expenses incurred by our directors and officers.

Certain Relationships and Related Person Transactions - Velo3D

On December 24, 2024, the Company and Arrayed Notes Acquisition Corp. ("Arrayed"), a wholly owned subsidiary of Arrayed Additive Inc., of which Mr. Jeldi holds 100% interest, entered into a debt for equity exchange transaction where the Company issued 185,151,333 shares of the Company’s common stock, in exchange for the cancellation of $22.4 million in principal amount of the Company’s Secured Notes plus $0.4 million of accrued interest on the Notes. Arrayed continues to hold $5.0 million in principal amount of the Notes, and as a result of the exchange transaction, became the owner of approximately 95% of the Company’s issued and outstanding common stock.

On January 7, 2025, the Company issued a Senior Secured Convertible Promissory Note in the principal amount of $5,000,000 (the "January Note") to Thieneman Properties, LLC, in which Mr. Thieneman holds 30% interest. As of April 30, 2025, the amount outstanding under the January Note is $5,000,000. The Company paid an interest payment of $750,000 on April 7, 2025, covering the first three months of interest on the January Note.

On February 10, 2025, the Company issued a Senior Secured Convertible Promissory Note in the principal amount of $10,000,000 (the "February Note") to Thieneman Construction, Inc, in which Mr. Thieneman holds 87.4% interest. As of April 30, 2025, the amount outstanding of the February Note is $10,000,000 and amount of interest payable is approximately $3,000,000 annually. The Company has not made an interest payment as of April 30, 2025.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. The policy provides that officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, our audit committee will take into account all of the relevant facts and circumstances available.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Our Bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Velo3D, Inc., 2710 Lakeview Court, Fremont, California, 94538, Attn: Nancy Krystal.

To be timely for our 2026 annual meeting of stockholders, or the 2026 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time 5:00 p.m. Eastern Time on February 24, 2026 and not later than 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on March 26, 2026. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2025 Annual Meeting, for the stockholder's notice to be timely, it must be delivered to the Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2026 Annual Meeting of stockholders must be received by us not later than December 31, 2025 in order to be considered for inclusion in our proxy materials for that meeting.

In addition to satisfying the requirements in the Company’s Bylaws, to comply with the SEC’s universal proxy rules, a stockholder intending to solicit proxies for the 2026 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (i) no later than April 25, 2026, or (ii) if the 2025 Annual Meeting is more than 30 days before or after June 24, 2026, then no later than the later of 60 days prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2024, with the exception of Mr. Kreger, who failed to timely file one Form 4 with respect to nine transactions.

Available Information

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Velo3D, Inc.

2710 Lakeview Court

Fremont, California, 94538

Attn: Nancy Krystal

The annual report is also available at https://.ir.velo3d.com under “SEC Filings” in the “Annual Reports” section of our website.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit www.continentalstock.com and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-5586, by e-mail at cstmail@continentalstock.com, or visit www.continentalstock.com with questions about electronic delivery.

“Householding”-Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Secretary at 2710 Lakeview Court, Fremont, California 94538, Attn: Nancy Krystal, telephone number (408) 610-3915.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

Nancy Krystal
General Counsel and Secretary

Logo velo 3d velo3d, inc. 2710 lakeview court fremont, ca 94538 scan to view materials & vote vote by internet before the meeting - go to www.proxyvote.com or scan the qr barcode above use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on june 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - go to www.virtualshareholdermeeting.com/vld2025 you may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote by phone - 1-800-690-6903 use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on june 23, 2025. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing, c/o broadridge, 51 mercedes way, edgewood, ny 11717. To vote, mark blocks below in blue or black ink as follows: v74871-tbd keep this portion for your records this proxy card is valid only when signed and dated. Detach and return this portion only velo3d, inc. For all withhold all for all except the board of directors recommends you vote for the following: 1. Election of class i directors nominees: 01) adrian keppler 02) jason lloyd to withhold authority to vote for any individual nominee(s), mark "for all except" and write the number(s) of the nominee(s) on the line below. The board of directors recommends you vote for the following proposal: for against abstain 2. Ratification of the appointment of frank, rimerman + co. Llp as our independent registered public accounting firm for the fiscal year ending december 31, 2025. Note: such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [please sign within box] date signature (joint owners) date

Important notice regarding the availability of proxy materials for the annual meeting the annual report and notice and proxy statement are available at www.proxyvote.com. V74872-tbd velo3d, inc. Annual meeting of stockholders june 24, 2025 1:00 pm pt this proxy is solicited by the board of directors the stockholder(s) hereby appoint(s) arun jeldi and hull xu, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as provided on the reverse side of this ballot, all of the shares of common stock of velo3d, inc. That the stockholder(s) is/are entitled to vote at the annual meeting of stockholders of the company to be held at 1:00 pm, pdt on june 24, 2025, virtually at www.virtualshareholdermeeting.com/vld2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the board of directors’ recommendations. Continued and to be signed on reverse side